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         AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 1997
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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



           Date of report (Date of earliest event reported):  June 5, 1997


                                   DSP GROUP, INC.
                (Exact Name of Registrant as Specified in Its Charter)


                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)


       0-23006                                           94-2683643
(Commission File Number)                    (I.R.S. Employer Identification No.)

3120 SCOTT BOULEVARD, SANTA CLARA, CA                      95054
(Address of Principal Executive Offices)                 (Zip Code)


                                     408/986-4300
                 (Registrant's Telephone Number, Including Area Code)




                                   With a copy to:
                                Bruce Alan Mann, Esq.
                               Morrison & Foerster LLP
                                345 California Street
                               San Francisco, CA 94104
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ITEM 5.  OTHER EVENTS.

    DIVIDEND OF PREFERRED STOCK PURCHASE RIGHTS

    On June 5, 1997, the Board of Directors of DSP Group, Inc. (the "Company") declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of common stock, par value $.001 per share (the "Company Common Stock"), of the Company to stockholders of record at the close of business on June 10, 1997 (the "Record Date"), and authorized the issuance of one Right with each share of Company Common Stock issued (including shares distributed from the treasury) by the Company thereafter between the Record Date and the Distribution Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Preferred Stock, par value $.001 per share (the "Preferred Shares"), of the Company at a price of $70.00 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agent").

    The Rights Agreement, dated as of June 5, 1997, between the Company and Norwest Bank Minnesota, N.A., as Rights Agent, specifying the terms of the Rights is attached hereto as an exhibit and is incorporated herein by reference. The following description of the Rights does not purport to be complete and is qualified in its entirety by reference to such exhibit.

    THE RIGHTS AGREEMENT

    Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate certificates evidencing the Rights (the "Rights Certificates") will be distributed. The Rights will separate from the Company Common Stock and the "Distribution Date" will occur upon the earlier of (i) ten business days following a public announcement (the date of such announcement being the "Stock Acquisition Date") that a person or group of affiliated or associated persons has acquired or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock (an "Acquiring Person"), or (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the then outstanding shares of Company Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (also including shares distributed from Treasury) will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates representing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock represented by such certificates.

    An "Acquiring Person" does not include (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan maintained by the Company or any of its subsidiaries,


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(D) any trustee or fiduciary with respect to such employee benefit plan acting in such capacity or a trustee or fiduciary holding shares of Company Common Stock for the purpose of funding any such plan or employee benefits, (E) any person who has reported or is required to report such beneficial ownership on
Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but only so long as (x) such person is eligible to report such ownership on Schedule 13(G) under the Exchange Act, (y) such person (or any other person) has not reported and is not required to report such ownership on
Schedule 13(D) under the Exchange Act, and (z) such person does not beneficially own 20% or more of the shares of Company Common Stock then outstanding, (F) any person if the Board of Directors determines in good faith that such person who would otherwise be an "Acquiring Person" became such inadvertently and without any intention of changing or influencing control of the Company, and as promptly as practicable divested or divests itself of beneficial ownership of a sufficient number of shares of Company Common Stock so that such person would no longer beneficially own 15% or more of the then outstanding shares of Company Common Stock, and after becoming aware that such person would inadvertently be an "Acquiring Person" (but for the operation of this clause) such person does not beneficially own any additional shares, unless such person's beneficial ownership of Company Common Stock is less than 15% of the then outstanding shares of Company Common Stock, or (G) any person who becomes the beneficial owner of 15% or more of the then outstanding shares of Company Common Stock as a result of the acquisition of shares of Company Common Stock directly from the Company in one or more transactions. In addition, no person shall be deemed an "Acquiring Person" as a result of the acquisition of shares of Company Common Stock by the Company which, by reducing the number of shares of Company Common Stock outstanding, increases the proportional number of shares beneficially owned by such person; PROVIDED, HOWEVER, that if (A) a person would become an "Acquiring Person" (but for the operation of this provision) as a result of the acquisition of shares of Company Common Stock by the Company and (B) after such share acquisition by the Company, such person becomes the beneficial owner of any additional shares of Company Common Stock, then such person shall be deemed an "Acquiring Person."

    The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the Rights Agreement (June 5, 2007) unless earlier redeemed or exchanged by the Company as described below. Under certain circumstances the exercisability of the Rights may be suspended. In no event, however, will the Rights be exercisable prior to the expiration of the period in which the Rights may be redeemed.

    As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

    In the event that a person becomes an Acquiring Person, then, in such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock or, at the option of the Board of Directors (including a majority of the Independent Directors) shares of Company Common Stock (or, in certain circumstances, Company Common Stock, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. The exercise price is the purchase price multiplied by the number of Units of Preferred


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Stock issuable upon exercise of a Right prior to the event described in this paragraph. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

    In the event that, at any time following the date that any person becomes an Acquiring Person, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation, (ii) any person merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of the Company or any other person or (iii) 50% or more of the Company's assets or earning power are sold or transferred, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a value equal to two times the exercise price of the Right.

    The purchase price payable, and the number of Units of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to the holders of the Preferred Stock of evidences of indebtedness, cash or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

    With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments amount to at least 1% of the purchase price. The Company is not required to issue fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock which may be evidenced by depositary receipts). In lieu thereof, an adjustment in cash may be made based on the current market price of a share of Preferred Stock on the day of exercise.

    At any time until ten business days following the Stock Acquisition Date, a majority of the Board of Directors (including, following the date on which there is an Acquiring Person, the majority of the Independent Directors) may redeem the Rights in whole, but not in part, at a price of $.01 per Right (subject to adjustment in certain events) (the "Redemption Price") payable, at the election of the majority of the Board of Directors (including a majority of the Independent Directors), in cash or shares of Company Common Stock. Immediately upon the action of a majority of the Board of Directors (including, following the date on which there is an Acquiring Person, a majority of the Independent Directors) ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

    The Company may at any time after there is an Acquiring Person, by action of a majority of the Board of Directors (including a majority of the Independent Directors), exchange all or part of the then outstanding and exercisable Rights (other than Rights that shall have become null


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and void) for Units of Preferred Stock or shares of Company Common Stock pursuant to a one-for-one exchange ratio, as adjusted.

    Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration).

    Any of the provisions of the Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; PROVIDED, HOWEVER, that no amendment to adjust (i) the time period governing redemption shall be made at such time as the Rights are not redeemable or (ii) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the Rights of and/or benefiting, the holders of Rights. In addition, after a person becomes an Acquiring Person, no amendment or supplement may be made without the approval of a majority of the Board of Directors (including a majority of the Independent Directors).

    DESCRIPTION OF PREFERRED STOCK

    The Units of Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable and subordinate to any other shares of preferred stock that may be issued by the Company.

    Each Unit of Preferred Stock will have a minimum preferential quarterly dividend of $.01 per Unit or any higher per share dividend declared on the Company Common Stock.

    In the event of liquidation, the holder of a Unit of Preferred Stock will receive a preferred liquidation payment equal to the greater of $.01 per Unit and the per share amount paid in respect of a share of the Company Common Stock.

    Each Unit of Preferred Stock will have one vote, voting together with the Company Common Stock.

    In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of Company Common Stock.

    The rights of holders of the Preferred Stock with respect to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.


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    Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of Company Common Stock.

Item 7.  Exhibits

EXHIBIT  NO.  DESCRIPTION
------------  -----------
1.1           Specimen Right Certificate
2.1 Rights Agreement, dated as of June 5, 1997, between DSP Group, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent.
3.1 Certificate of Determination of Preferences of Series A Preferred Stock of DSP Group, Inc.


                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                           DSP GROUP, INC.



Date:    June 6, 1997                      By:   /s/ ELIYAHU AYALON
                                                 -------------------------
                                                 Eliyahu Ayalon
                                                 President and Chief Executive
                                                      Officer



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                                  INDEX OF EXHIBITS


EXHIBIT  NO.  DESCRIPTION
------------  -----------

1.1           Specimen Right Certificate
2.1 Rights Agreement, dated as of June 5, 1997, between DSP Group, Inc. and Norwest Bank Minnesota, N.A., as Rights Agent.
3.1 Certificate of Determination of Preferences of Series A Preferred Stock of DSP Group, Inc.


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